Business Activity Supplement

First Quarter 2003

Business Activity Supplement
First Quarter 2003

This supplement contains statistical data which are unaudited. The unaudited data should be read in conjunction with audited financial statements, notes to the financial statements, and management’s discussion and analysis of financial condition and results of operations, included in Fannie Mae’s Annual Report on Form 10-K for the fiscal year ended December 31, 2002, filed with the Securities and Exchange Commission (“SEC”), and also with the unaudited financial statements, notes to financial statements, and management’s discussion and analysis of financial condition and results of operations, included in Fannie Mae’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2003, also filed with the SEC.

Portfolio Commitment Activity
March 2003

(Dollars in millions)

	Mandatory Commitments to Purchase Loans 2/

	Single-Family

			Conventional			Total
		Conventional	Intermediate			Mandatory	Commitments	Retained
	FHA/VA	Long-Term	-Term 1/	ARM	Multifamily	Commitments	to Sell	Commitments

1997	$4,693	$55,884	$6,043	$2,380	$965	$69,965	$1,298	$68,667
1998	5,075	156,623	28,237	2,017	1,843	193,795	1,880	191,915
1999	24,065	142,529	12,609	6,129	2,616	187,948	5,900	182,048
2000	4,754	123,504	10,980	19,006	5,445	163,689	11,786	151,903
2001	4,313	261,240	28,361	3,636	6,534	304,084	7,586	296,498

2002
Qtr 1	$664	$38,052	$12,845	$979	$1,665	$54,205	$3,422	$50,783
Qtr 2	5,280	48,253	7,246	971	1,458	63,208	3,280	59,928
Qtr 3	380	105,185	21,685	1,725	1,421	130,396	2,370	128,026
Qtr 4	634	123,929	23,842	1,373	2,740	152,518	3,196	149,322

Total	$6,958	$315,419	$65,618	$5,048	$7,284	$400,327	$12,268	$388,059

2003
January	$74	$20,144	$6,442	$528	$626	$27,814	$2,717	$25,097
February	137	43,868	7,244	644	586	52,479	1,241	51,238
March	441	32,633	7,407	791	733	42,005	2,457	39,548

Qtr 1	652	96,645	21,093	1,963	1,945	122,298	6,415	115,883

YTD	$652	$96,645	$21,093	$1,963	$1,945	$122,298	$6,415	$115,883

1/ Contractual maturities of 20 years or less for portfolio loans and 15 years or less for MBS.
2/ Net of pair-offs.

Mortgage Purchases
March 2003

(Dollars in millions)

		Single-Family

			Conventional
		Conventional	Intermediate			Total	Purchase	Fannie Mae
	FHA/VA	Long-Term	-Term 1/	ARM	Multifamily	Purchases	Yield 2/	MBS 3/

1997	$5,539	$55,925	$6,030	$1,977	$994	$70,465	7.40%	$39,032
1998	6,016	147,615	28,725	3,507	2,585	188,448	6.61%	104,728
1999	23,575	146,679	15,315	6,073	3,568	195,210	6.88%	125,498
2000	6,940	113,444	11,607	17,683	4,557	154,231	7.62%	104,904
2001	6,001	226,516	26,146	3,777	8,144	270,584	6.56%	180,582

2002
Qtr 1	$1,255	$74,262	$11,868	$1,514	$2,047	$90,946	6.31%	$67,112
Qtr 2	5,879	35,712	11,667	1,928	1,731	56,917	6.37%	29,133
Qtr 3	1,120	59,013	10,336	2,466	1,292	74,227	5.94%	44,269
Qtr 4	1,239	111,828	28,231	4,831	2,422	148,551	5.49%	104,525

Total	$9,493	$280,815	$62,102	$10,739	$7,492	$370,641	5.92%	$245,039

2003
January	$250	$45,586	$9,645	$921	$879	$57,281	5.44%	$42,858
February	261	33,638	4,720	1,195	606	40,420	5.32%	27,530
March	417	26,560	5,205	1,439	683	34,304	5.20%	18,252

Qtr 1	928	105,784	19,570	3,555	2,168	132,005	5.34%	88,640

YTD	$928	$105,784	$19,570	$3,555	$2,168	$132,005	5.34%	$88,640

1/ Contractual maturities of 20 years or less for portfolio loans and 15 years or less for MBS.
2/ Yields are shown on a tax equivalent basis.
3/ Included in total purchases.

Fixed Rate Mortgages by Note Rate 1/
March 2003

(Dollars in millions)

		6.00%	6.50%	7.00%	7.50%	8.00%	8.50%	9.00%	9.50%	10.00%
End of	under	to	to	to	to	to	to	to	to	and
Period	6.00%	6.49%	6.99%	7.49%	7.99%	8.49%	8.99%	9.49%	9.99%	over	Total

1997	$914	$11,218	$71,085	$163,002	$227,750	$149,800	$87,021	$26,877	$21,153	$20,979	$779,799
1998	2,987	28,523	176,133	280,774	215,161	105,341	57,302	17,573	14,438	15,039	913,271
1999	6,057	49,285	266,401	323,154	224,092	94,037	45,030	13,082	10,575	11,168	1,042,881
2000	5,519	44,869	244,457	301,640	255,849	157,543	71,812	17,986	11,509	10,279	1,121,463
2001	19,055	86,842	393,701	414,763	250,472	114,772	54,280	14,846	10,182	10,177	1,369,090

2002
Qtr 1	33,731	122,605	452,387	418,800	230,587	99,464	48,349	13,278	8,890	8,666	1,436,757
Qtr 2	35,529	135,409	492,929	434,623	221,999	91,064	44,727	12,390	8,273	7,974	1,484,917
Qtr 3	52,472	169,799	533,746	419,077	207,070	83,506	41,835	11,647	7,695	7,290	1,534,137
Qtr 4	145,641	260,437	519,799	356,215	177,752	72,165	37,762	10,660	7,033	6,853	1,594,317

2003
Qtr 1	296,554	346,974	474,724	297,078	152,277	62,592	33,680	9,641	6,347	6,152	1,686,019

1/	Includes loans underlying mortgages in portfolio or backing net MBS outstanding. Excludes housing revenue bonds and certain other portfolio investments.

Mortgage Portfolio Liquidations and Sales
March 2003

(Dollars in millions)

	Liquidations					Sales		Total Liquidations and Sales

		Amortization	Total	Estimated	% of Avg.		Estimated		Estimated
	Foreclosure	& Prepayments	Amount	Net Yield	Portfolio 1/	Amount	Net Yield	Amount	Net Yield

1997	$2,037	$37,714	$39,751	7.70%	13.25%	$1,088	6.58%	$40,839	7.67%
1998	1,950	86,917	88,867	7.66%	25.02%	1,793	6.91%	90,660	7.65%
1999	1,959	77,791	79,750	7.39%	16.93%	6,148	6.98%	85,898	7.36%
2000	1,040	56,193	57,233	7.18%	10.25%	10,982	6.98%	68,215	7.15%
2001	1,219	163,193	164,412	7.23%	24.73%	8,981	6.49%	173,393	7.19%

2002
Qtr 1	$487	$60,485	$60,972	7.01%	33.75%	$3,131	5.88%	$64,103	6.96%
Qtr 2	618	45,857	46,475	6.89%	25.16%	3,629	6.82%	50,104	6.89%
Qtr 3	630	61,518	62,148	6.82%	33.35%	1,436	6.46%	63,584	6.82%
Qtr 4	743	107,081	107,824	6.71%	56.48%	1,386	5.48%	109,210	6.70%

YTD	$2,478	$274,941	$277,419	6.83%	37.35%	$9,582	6.27%	$287,001	6.82%

2003
Qtr 1	$806	$104,802	$105,608	6.61%	52.25%	$1,271	5.68%	$106,879	6.60%

1/ Annualized

Debt Summary Statistics
As of March 31, 2003

(Dollars in millions)

	Quarter Ended

Debt Outstanding	3/31/03	12/31/02	9/30/02	6/30/02	3/31/02

Effective short-term debt, redemption value 1/	$173,243	$192,702	$137,234	$103,043	$116,466
Cost	1.36%	1.52%	1.86%	2.04%	2.39%
Effective long-term debt, redemption value 1/	693,891	651,827	657,246	686,061	656,325
Cost	5.20%	5.48%	5.64%	5.79%	5.90%
Other:
Long-to-long and short-to-short interest rate swaps	0.40%	0.39%	0.30%	0.17%	0.17%
Foreign debt adjustment and other basis adjustments	8,945	8,735	8,050	2,291	(385)

Total redemption value 2/	$876,079	$853,264	$802,530	$791,395	$772,406

Cost	4.60%	4.81%	5.18%	5.36%	5.44%

Other Funding Activities and Statistics
Option embedded debt instruments outstanding	$590,819	$601,451	$514,421	$429,757	$405,899
Option embedded debt instruments as a % of net mortgage assets outstanding	71.8%	75.4%	67.9%	58.0%	55.5%

Long Term Debt:
Debt called during period 3/ 4/	$42,476	$36,806	$24,829	$23,859	$25,988
Debt repurchased during period 4/	3,614	1,044	846	3,515	2,506
Debt matured during period	23,165	24,814	11,273	9,912	10,417

Total Long Term Debt Redeemed During Period	$69,255	$62,664	$36,948	$37,286	$38,911

Short Term Debt:

Debt called during period 3/ 4/	$1,300	$4,350	$1,125	$1,650	$1,250
Debt matured/paydown during period	557,820	372,495	428,702	333,880	477,192

Total Short Term Debt Redeemed During Period	$559,120	$376,845	$429,827	$335,530	$478,442

Total Debt Redeemed During Period	$628,375	$439,509	$466,775	$372,816	$517,353

Short-to-Long Interest rate swaps retired before maturity during period 4/	$175	$12,600	$39,440	$1,150	$550
Short-to-Long Interest rate swaps matured during period	4,525	16,870	8,500	525	650

Total SL Interest Rate Swaps Redeemed During Period	$4,700	$29,470	$47,940	$1,675	$1,200

1/	Data reflects the classification of debt obligations based on the repricing frequency of their coupon rates and on debt conversion via interest rate swaps.
2/	Average maturity is 56 months at March 31, 2003.
3/	Includes debt that was called as a result of an associated swap being called. This debt was previously classified as non-callable.
4/	Included in total early redemptions, which totaled $47,565 million for the 1st quarter of 2003.

Summary of Debt Issued
March 31, 2003

(Dollars in millions)

	Short-term Debt 1/			Long-Term Debt 2/ 4/

		Avg.			Avg.
	Redemption	Term	Accounting	Redemption	Term	Accounting
	Value	(days)	Cost 3/	Value	(months)	Cost 3/

1999	$1,136,001	55	5.17%	$139,020	77	6.07%
2000	$1,143,131	63	6.27%	$110,215	89	6.92%
2001	$1,756,690	60	3.69%	$249,353	55	4.83%
2002
Qtr 1	$461,929	51	1.76%	$61,936	65	4.58%
Qtr 2	338,957	70	1.80%	50,067	57	4.37%
Qtr 3	411,567	50	1.70%	60,479	56	3.32%
Qtr 4	423,466	64	1.43%	65,985	48	3.00%

TOTAL	$1,635,919	58	1.67%	$238,467	56	3.78%

2003
January	$155,041	62	1.22%	$21,790	46	2.97%
February	193,494	54	1.24%	23,004	54	3.17%
March	225,629	36	1.19%	31,915	50	2.46%

Qtr 1	574,164	49	1.22%	76,709	50	2.82%

YTD	$574,164	49	1.22%	$76,709	50	2.82%

1/	The impact of interest rate swaps is excluded.
2/	Long-term debt may be fixed or variable rate, and the impact of interest rate swaps is excluded.
3/	Accounting cost represents the monthly equivalent yield that discounts the amount due at maturity to the net proceeds over the expected life of the security. The impact of debt swaps is included.
4/	Long-term debt includes $13.8 billion of variable rate debt issued during the first quarter. In addition, $ 32.5 billion of short-term debt has been swapped to long-term debt during the first quarter of 2003 with an average maturity of 58 months.

Summary of Debt Redeemed
March 31, 2003

(Dollars in millions)

	Short-Term Debt 1/		Long-Term Debt 2/ 4/

	Redemption	Accounting	Redemption	Accounting
	Value	Cost 3/	Value	Cost 3/

1999	$1,125,748	5.10%	$61,790	6.51%
2000	$1,106,956	6.15%	$50,335	6.33%
2001	$1,691,239	4.22%	$196,610	6.03%
2002
Qtr 1	$478,442	1.99%	$38,911	5.40%
Qtr 2	335,530	1.92%	37,286	5.50%
Qtr 3	429,827	1.78%	36,948	5.10%
Qtr 4	376,845	1.63%	62,664	3.98%

Total	$1,620,644	1.84%	$175,809	4.85%

2003
January	$145,962	1.38%	$20,819	3.95%
February	179,189	1.33%	28,564	3.59%
March	233,969	1.27%	19,872	4.14%

Qtr 1	559,120	1.32%	69,255	3.86%

YTD	$559,120	1.32%	$69,255	3.86%

1/	The impact of interest rate swaps is excluded.
2/	Long-term debt may be fixed or variable, and excludes the impact of interest rate swaps.
3/	Accounting cost represents the monthly equivalent yield that discounts the amount due at maturity to the net proceeds over the expected life of the security. The impact of debt swaps is included.
4/	Long-term debt includes $ 20.5 billion of variable rate debt redeemed during the first quarter. In addition, $ 4.7 billion of short-to-long interest rate swaps were redeemed during the first quarter of 2003.

Effective Long Term Debt Maturing
As of March 31, 2003

		Total Debt by Quarter		Assuming Callable Debt
(Dollars in millions)		of Contractual Maturity		Redeemed at Initial Call Date

		Amount	Accounting	Amount	Accounting
		Outstanding 1/	Cost 2/	Outstanding 1/	Cost 2/

Currently Callable			0.00%	$12,080	5.17%
2003	Qtr 2	$26,204	5.23%	94,337	4.60%
	Qtr 3	11,080	4.53%	52,890	4.13%
	Qtr 4	21,245	4.65%	64,116	4.70%

	Total	$58,529	4.89%	$211,343	4.51%

2004	Qtr 1	$19,430	5.55%	$60,581	5.05%
	Qtr 2	32,663	4.08%	51,329	5.42%
	Qtr 3	28,287	4.77%	31,985	5.93%
	Qtr 4	21,653	3.47%	18,335	4.81%

	Total	$102,033	4.42%	$162,230	5.31%

2005	Qtr 1	$32,234	3.75%	$35,415	4.96%
	Qtr 2	15,190	4.78%	12,332	6.13%
	Qtr 3	20,582	5.08%	15,833	6.54%
	Qtr 4	25,159	4.30%	15,887	4.95%

	Total	$93,165	4.36%	$79,467	5.45%

2006		74,704	4.61%	68,929	5.28%
2007		79,758	5.08%	49,167	5.63%
2008 and beyond		285,702	6.00%	110,675	5.90%

Total Debt		$693,891	5.20%	$693,891	5.20%

1/	Amount outstanding includes long-term debt, effective fixed-rate debt and notional amount of long-term interest rate swaps. Also includes debt linked to swaptions which makes it effectively callable debt. Effective variable-rate debt is excluded from the data.
2/	Accounting cost represents the monthly equivalent yield that discounts the amount due at maturity to the net proceeds over the expected life of the security. The impact of debt swaps is included.

Callable Debt, Callable Swaps, Receive-Fixed Swaptions
and Other Option Embedded Instruments
As of March 31, 2003

(Dollars in millions)

		Amount
Call Date	Year of Maturity	Outstanding	Average Cost

Callable debt, callable swaps and receive-fixed swaptions 1/:

Currently callable	2004-2016	$12,080	5.17%
2003	2003-2031	160,091	4.41%
2004	2004-2028	92,560	5.44%
2005	2006-2030	28,619	5.83%
2006	2008-2031	24,708	6.10%
2007	2011-2032	16,833	6.36%
2008	2014-2033	4,890	6.35%
2008 and later	2012-2030	12,670	6.87%

Total		352,451	5.14%

Pay-fixed swaptions		131,975
Caps		106,393

Total option-embedded financial instruments		$590,819

1/	Excludes $12,345 million of callable debt which was swapped to variable rate debt and which is classified as effectively non-callable debt.

Mortgage-Backed Securities Issued
March 2003

(Dollars in millions)

	Lender-originated MBS

	Single - Family
						MBS Purchased	MBS Issues
	Long -	Inter-	Conventional			by Fannie Mae's	Acquired by	Fannie Mae	REMICs
	Term 1/	mediate /2	ARMS	Multifamily	Total	Portfolio	Other Investors	Originated	Issued

1997	$90,903	$29,602	$20,834	$5,814	$147,153	$39,033	$108,120	$2,276	$74,812
1998	235,700	65,125	14,008	10,618	325,451	104,728	220,723	696	76,332
1999	223,753	56,296	11,803	8,496	300,348	125,498	174,850	341	50,613
2000	155,859	21,127	25,729	7,596	210,311	104,904	105,407	1,351	33,594
2001	393,576	93,503	24,442	13,801	525,322	180,583	344,738	3,101	123,506

2002
Qtr 1	$114,588	$45,092	$11,439	$2,797	$173,916	$67,112	$106,804	$2,064	$36,819
Qtr 2	91,442	25,852	12,605	2,143	132,042	29,133	102,909	2,964	21,624
Qtr 3	107,126	32,527	15,237	1,971	156,861	44,269	112,592	3,759	35,511
Qtr 4	165,681	64,677	24,695	5,427	260,480	104,525	155,955	7,509	50,012

Total	$478,837	$168,148	$63,976	$12,338	$723,299	$245,039	$478,260	$16,296	$143,966

2003
January	$66,876	$29,635	$8,745	$1,390	$106,646	$42,858	$63,788	$2,268	$22,113
February	59,693	24,746	8,280	466	93,185	27,530	65,655	2,319	25,631
March	58,401	24,211	9,411	719	92,742	18,252	74,490	1,439	25,652

Qtr 1	$184,970	$78,593	$26,436	$2,574	$292,573	$88,640	$203,933	$6,026	$73,396

YTD	$184,970	$78,593	$26,436	$2,574	$292,573	$88,640	$203,933	$6,026	$73,396

1/ Long-term Mortgage-Backed Securities have contractual maturities greater than 15 years.

2/ Intermediate-term Mortgage-Backed Securities have contractual maturities equal to or less than 15 years.

Mortgage-Backed Securities Outstanding
March 2003

(Dollars in millions)

	MBS

	Single-family
							MBS in
	Long -	Inter-	Conventional				Fannie Mae's	Outstanding
	Term 1/	mediate 2/	ARMS	Multifamily	Total		Portfolio 3/	MBS 3/		REMICs

1997	$448,824	$168,132	$71,025	$21,601	$709,582		$130,444	$579,138		$328,596
1998	557,983	187,221	59,001	30,313	834,518		197,375	637,143		311,426
1999	670,555	200,488	53,898	35,942	960,883		281,714	679,169		293,563
2000	758,869	189,362	68,167	41,352	1,057,750		351,066	706,684		291,798
2001	938,139	232,092	67,894	52,226	1,290,351		431,484	858,867		346,143
2002
Qtr 1	974,360	254,908	72,106	54,030	1,355,404		459,094	896,310		352,159
Qtr 2	1,000,662	271,030	77,750	55,152	1,404,594		459,097	945,497		347,566
Qtr 3	1,031,062	285,339	86,528	56,016	1,458,945		468,552	990,393		346,538
Qtr 4	1,054,165	321,290	103,155	59,677	1,538,287		508,831	1,029,456		346,703
2003
Qtr 1	1,087,299	371,642	117,554	60,979	1,637,474	4/	529,954	1,107,520	4/	369,032

1/ Long-term Mortgage-Backed Securities have contractual maturities greater than 15 years.

2/ Intermediate-term Mortgage-Backed Securities have contractual maturities equal to or less than 15 years.

3/ Based on unpaid principal balances effective March 31, 2002.

4/ Includes $1,696 million of multifamily whole loan REMIC’s and $30,403 million of single-family whole loan REMIC’s and $8,293 million of private label securities guaranteed by Fannie Mae.

Single-Family REO Acquisitions and Preforeclosure Sales
March 2003

Property State	1Q 2003	4Q 2002	3Q 2002	2Q 2002	1Q 2002	4Q 2001	3Q 2001	2Q 2001	1Q 2001

Michigan	507	419	352	292	240	171	159	155	112
Texas	425	364	312	322	264	234	173	190	262
Ohio	366	301	277	234	186	201	184	187	146
Georgia	344	310	218	244	184	161	130	126	141
North Carolina	308	233	216	188	151	126	72	107	78
Florida	270	279	322	297	291	308	326	366	368
Indiana	238	244	219	165	184	134	92	101	94
Tennessee	225	174	158	125	117	76	69	63	80
Pennsylvania	218	237	240	242	197	211	238	196	174
Washington	208	202	197	199	154	168	132	122	130
Illinois	202	250	213	173	197	166	149	127	157
Missouri	191	137	130	134	109	104	68	69	65
Utah	183	178	162	145	137	125	74	64	81
Alabama	164	126	110	119	107	95	75	68	45
Oregon	161	128	140	130	112	96	98	91	83
Colorado	155	142	126	87	70	43	39	59	44
South Carolina	149	144	127	109	101	87	52	58	51
Arizona	130	125	129	107	104	84	65	67	67
Maryland	116	90	114	137	135	106	90	117	115
New York	108	151	130	115	134	146	103	150	164
Other states	1,250	1,181	1,168	1,124	1,163	1,050	1,047	1,083	1,136

Total REO’s Acquired	5,918	5,415	5,060	4,688	4,337	3,892	3,435	3,566	3,593

Preforeclosure Sales	356	373	370	386	281	259	354	304	265

Single-Family REO Inventory
March 2003

Property State	1Q 2003	4Q 2002	3Q 2002	2Q 2002	1Q 2002	4Q 2001	3Q 2001	2Q 2001	1Q 2001

Michigan	1,351	1,084	878	701	598	501	427	366	313
Ohio	826	666	560	465	409	423	386	354	298
Texas	663	616	561	509	442	385	322	360	398
North Carolina	595	477	430	341	264	210	171	179	156
Georgia	554	477	374	364	314	269	233	233	207
Pennsylvania	432	440	438	398	374	380	383	344	369
Florida	398	410	413	377	408	415	442	446	441
Indiana	379	338	322	254	252	182	141	141	138
Illinois	363	379	310	255	261	254	237	223	260
Tennessee	355	293	271	220	184	145	137	126	112
Maryland	332	335	367	341	328	311	285	291	283
Washington	326	317	295	264	245	240	199	197	219
Colorado	311	252	203	142	107	77	97	104	86
South Carolina	301	278	246	212	173	138	104	103	101
Missouri	280	247	247	207	201	157	113	106	110
Utah	279	267	219	198	199	171	112	115	127
Alabama	278	219	210	217	205	178	135	114	105
Oregon	240	226	222	196	174	171	154	137	136
New York	221	244	236	228	264	290	280	315	360
Minnesota	197	163	144	135	131	113	123	121	93
Other states	2,362	2,247	2,183	2,015	2,101	2,063	2,034	2,083	2,205

Total REO Inventory	11,043	9,975	9,129	8,039	7,634	7,073	6,515	6,458	6,517

Portfolio and Mortgage-Backed Securities Outstanding by State
As of March 31, 2003

(Dollars in millions)

	Portfolio		Mortgage-Backed Securities		Total

	Number of		Number of		Number of
	Units 1/	Amount 2/	Units 1/	Amount 2/	Units	Amount

Alabama	29,309	$1,667	187,518	$16,190	216,827	$17,857
Alaska	17,868	1,356	15,546	1,794	33,414	3,150
Arizona	50,891	3,285	415,457	40,495	466,348	43,780
Arkansas	27,861	1,851	87,652	7,057	115,513	8,908
California	360,691	28,524	2,544,829	317,787	2,905,520	346,311
Colorado	50,901	3,562	418,175	51,698	469,076	55,260
Connecticut	38,661	3,025	188,707	21,543	227,368	24,568
Delaware	9,128	691	47,839	5,107	56,967	5,798
Dist. of Columbia	21,131	799	42,108	3,638	63,239	4,437
Florida	167,605	10,539	1,092,390	97,790	1,259,995	108,329
Georgia	77,724	4,959	513,155	52,432	590,879	57,391
Guam	423	40	1,082	89	1,505	129
Hawaii	19,272	2,299	77,997	12,672	97,269	14,971
Idaho	11,168	688	72,407	6,746	83,575	7,434
Illinois	148,092	11,220	645,839	70,403	793,931	81,623
Indiana	62,873	3,827	311,324	24,724	374,197	28,551
Iowa	43,881	2,796	93,791	7,397	137,672	10,193
Kansas	23,853	1,567	106,571	9,208	130,424	10,775
Kentucky	21,519	1,198	134,672	11,416	156,191	12,614
Louisiana	53,243	3,267	197,340	15,280	250,583	18,547
Maine	16,660	1,058	53,362	4,737	70,022	5,795
Maryland	64,427	3,921	399,448	41,191	463,875	45,112
Massachusetts	91,909	6,298	446,049	53,571	537,958	59,869
Michigan	108,648	7,118	651,884	63,595	760,532	70,713
Minnesota	58,363	4,186	296,881	30,977	355,244	35,163
Mississippi	25,065	1,657	91,504	7,047	116,569	8,704
Missouri	63,122	3,581	279,600	24,556	342,722	28,137

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Portfolio		Mortgage-Backed Securities		Total 4/

	Number of		Number of		Number of
	Units 1/	Amount 2/	Units 1/	Amount 2/	Units	Amount

Montana	9,363	709	38,479	3,609	47,842	4,318
Nebraska	27,853	1,924	69,409	5,340	97,262	7,264
Nevada	30,612	1,785	190,627	19,745	221,239	21,530
New Hampshire	17,588	1,204	86,574	9,361	104,162	10,565
New Jersey	78,771	6,995	496,905	57,462	575,676	64,457
New Mexico	22,258	1,546	81,833	7,509	104,091	9,055
New York	207,996	12,808	864,235	79,460	1,072,231	92,268
North Carolina	53,131	3,671	406,021	39,718	459,152	43,389
North Dakota	5,907	305	17,656	1,209	23,563	1,514
Ohio	152,914	9,747	592,115	49,319	745,029	59,066
Oklahoma	41,043	2,411	133,692	9,306	174,735	11,717
Oregon	37,509	2,902	250,850	26,448	288,359	29,350
Pennsylvania	109,290	7,292	529,381	45,899	638,671	53,191
Puerto Rico	20,259	1,522	66,865	5,243	87,124	6,765
Rhode Island	14,796	966	69,173	6,614	83,969	7,580
South Carolina	27,840	1,966	181,480	16,447	209,320	18,413
South Dakota	12,772	834	21,915	1,686	34,687	2,520
Tennessee	39,494	2,338	251,306	22,829	290,800	25,167
Texas	226,619	13,280	996,664	76,476	1,223,283	89,756
Utah	27,900	1,876	154,503	16,957	182,403	18,833
Vermont	10,593	633	27,359	2,639	37,952	3,272
Virgin Islands	923	56	1,569	124	2,492	180
Virginia	82,730	5,480	405,051	47,092	487,781	52,572
Washington	72,266	6,018	472,647	54,397	544,913	60,415
West Virginia	13,963	813	31,938	2,581	45,901	3,394
Wisconsin	120,521	9,406	212,871	20,834	333,392	30,240
Wyoming	8,695	598	19,422	1,737	28,117	2,335

Total 3/	3,137,894	$214,064	16,083,667	$1,629,181	19,221,561	$1,843,245

1/ Represents individual units financed by conventional and government single-family and multifamily mortgages.

2/ Amount represents gross unpaid principal balances.

3/ Fannie Mae MBS in portfolio totaling $529,954 million are included in MBS, but excluded from portfolio statistics.

4/ Excludes $80.2 billion of non-Fannie Mae securities for which information is not readily available.

Conventional Single-Family Serious Deliquencies
March 31, 2003

	Credit Enhanced			Non-Credit Enhanced			Total

	Total #	Serious Delinquencies 1/		Total #	Serious Delinquencies 1/		Total #	Serious Delinquencies 1/
	of Loans	Total #	%	of Loans	Total #	%	of Loans	Total #	%
	Outstanding	of Loans	Delinquent	Outstanding	of Loans	Delinquent	Outstanding	of Loans	Delinquent

Northeast
1st Qtr 2002	627,163	7,861	1.25%	1,845,047	7,153	0.39%	2,472,210	15,014	0.61%
2nd Qtr 2002	622,805	7,525	1.21%	1,897,291	6,487	0.34%	2,520,096	14,012	0.56%
3rd Qtr 2002	616,765	7,806	1.27%	1,922,408	6,618	0.34%	2,539,173	14,424	0.57%
4th Qtr 2002	585,261	8,403	1.44%	1,957,555	7,023	0.36%	2,542,816	15,426	0.61%
1st Qtr 2003	560,717	8,695	1.55%	2,028,468	7,182	0.35%	2,589,185	15,877	0.61%
Southeast
1st Qtr 2002	1,031,681	11,187	1.08%	2,004,148	6,326	0.32%	3,035,829	17,513	0.58%
2nd Qtr 2002	1,044,686	10,897	1.04%	2,068,902	6,015	0.29%	3,113,588	16,912	0.54%
3rd Qtr 2002	1,045,852	12,056	1.15%	2,097,101	6,350	0.30%	3,142,953	18,406	0.59%
4th Qtr 2002	1,025,978	13,759	1.34%	2,206,143	7,269	0.33%	3,232,121	21,028	0.65%
1st Qtr 2003	1,035,250	13,814	1.33%	2,318,335	7,394	0.32%	3,353,585	21,208	0.63%
Midwest
1st Qtr 2002	834,556	9,781	1.17%	2,019,746	6,387	0.32%	2,854,302	16,168	0.57%
2nd Qtr 2002	832,702	9,715	1.17%	2,071,369	6,043	0.29%	2,904,071	15,758	0.54%
3rd Qtr 2002	807,763	10,789	1.34%	2,065,326	6,660	0.32%	2,873,089	17,449	0.61%
4th Qtr 2002	753,756	11,936	1.58%	2,095,623	7,614	0.36%	2,849,379	19,550	0.69%
1st Qtr 2003	726,495	12,065	1.66%	2,182,183	7,834	0.36%	2,908,678	19,899	0.68%
Southwest
1st Qtr 2002	783,375	7,287	0.93%	1,474,545	3,874	0.26%	2,257,920	11,161	0.49%
2nd Qtr 2002	786,997	7,008	0.89%	1,520,181	3,803	0.25%	2,307,178	10,811	0.47%
3rd Qtr 2002	781,551	8,036	1.03%	1,544,203	4,152	0.27%	2,325,754	12,188	0.52%
4th Qtr 2002	762,556	8,976	1.18%	1,621,736	4,726	0.29%	2,384,292	13,702	0.57%
1st Qtr 2003	757,485	9,139	1.21%	1,711,293	5,008	0.29%	2,468,778	14,147	0.57%
West
1st Qtr 2002	680,084	5,880	0.86%	2,165,363	5,299	0.24%	2,845,447	11,179	0.39%
2nd Qtr 2002	683,968	5,206	0.76%	2,207,239	4,473	0.20%	2,891,207	9,679	0.33%
3rd Qtr 2002	666,922	5,380	0.81%	2,232,540	4,567	0.20%	2,899,462	9,947	0.34%
4th Qtr 2002	632,037	5,544	0.88%	2,335,071	4,928	0.21%	2,967,108	10,472	0.35%
1st Qtr 2003	616,243	5,650	0.92%	2,461,966	4,738	0.19%	3,078,209	10,388	0.34%
Total
1st Qtr 2002	3,956,859	41,996	1.06%	9,508,849	29,039	0.31%	13,465,708	71,035	0.53%
2nd Qtr 2002	3,971,158	40,351	1.02%	9,764,982	26,821	0.27%	13,736,140	67,172	0.49%
3rd Qtr 2002	3,918,853	44,067	1.12%	9,861,578	28,347	0.29%	13,780,431	72,414	0.53%
4th Qtr 2002	3,759,588	48,618	1.29%	10,216,128	31,560	0.31%	13,975,716	80,178	0.57%
1st Qtr 2003	3,696,190	49,363	1.34%	10,702,245	32,156	0.30%	14,398,435	81,519	0.57%

1/ Serious delinquencies include all conventional loans that are three or more months delinquent or in foreclosure and excludes loans with full or substantial recourse to lenders or loans covered by significant supplemental pool mortgage insurance.

Total Multifamily Serious Delinquencies and REO Inventory
March 31, 2003

     (Dollars in millions)

	Loans Serviced		Serious Delinquencies 1/				REO Inventory

	# of		# of			%	# of
	Loans	UPB	Loans	UPB		Delinquent	Loans	UPB

Northeast
1st Qtr 2002	3,367	13,827.8	7	121.7	2/	0.88%	—	—
2nd Qtr 2002	3,523	14,479.0	5	4.7		0.03%	—	—
3rd Qtr 2002	3,627	14,966.9	2	2.2		0.01%	—	—
4th Qtr 2002	4,127	16,547.0	2	3.6		0.02%	—	—
1st Qtr 2003	4,324	17,568.6	2	3.2		0.02%	—	—
Southeast
1st Qtr 2002	2,972	18,172.9	1	0.2		0.00%	—	—
2nd Qtr 2002	3,031	18,826.6	3	6.3		0.03%	—	—
3rd Qtr 2002	3,108	19,256.2	7	6.4		0.03%	1	4.0
4th Qtr 2002	3,196	20,280.7	3	11.9		0.06%	1	4.0
1st Qtr 2003	3,272	20,915.2	4	3.2		0.02%	2	12.7
						.
Midwest
1st Qtr 2002	2,696	8,585.9	11	53.0		0.62%	—	—
2nd Qtr 2002	2,676	8,655.8	10	62.7		0.72%	—	—
3rd Qtr 2002	2,680	8,825.8	6	46.2		0.52%	1	2.9
4th Qtr 2002	2,796	9,090.9	10	7.6		0.08%	1	2.9
1st Qtr 2003	2,787	9,345.9	10	41.5		0.44%	1	2.9

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Loans Serviced		Serious Delinquencies 1/				REO Inventory

	# of		# of			%	# of
	Loans	UPB	Loans	UPB		Delinquent	Loans	UPB

Southwest
1st Qtr 2002	2,742	12,031.0	4	11.5		0.10%	—	—
2nd Qtr 2002	2,784	12,209.5	8	15.0		0.12%	—	—
3rd Qtr 2002	2,816	12,460.7	6	6.6		0.05%	—	—
4th Qtr 2002	3,171	13,194.7	4	15.7		0.12%	—	—
1st Qtr 2003	3,173	13,228.8	7	26.4		0.20%
West
1st Qtr 2002	13,830	27,284.4	20	8.2		0.03%	—	—
2nd Qtr 2002	13,498	28,033.1	7	6.4		0.02%	—	—
3rd Qtr 2002	13,389	28,655.4	16	9.0		0.03%	1	2.3
4th Qtr 2002	16,018	31,328.8	11	6.9		0.02%	1	2.3
1st Qtr 2003	15,686	31,870.1	4	8.3		0.03%	1	2.3

Total
1st Qtr 2002	25,607	79,902	43	194.6	2/	0.24%	—	—
2nd Qtr 2002	25,512	82,204	33	95.1		0.12%	—	—
3rd Qtr 2002	25,620	84,165	37	70.4		0.08%	3	9.2
4th Qtr 2002	29,308	90,442	30	45.7		0.05%	3	9.2
1st Qtr 2003	29,242	92,929	27	82.6		0.09%	4	17.9

1/ Includes loans which are two or more months delinquent based on the dollar amount of such loans in the portfolio and underlying MBS.

2/ Included in the Multifamily serious delinquency rate is 0.15% (15 basis points) related to two New York City loans totaling $118m that were affected by the World Trade Center disaster.